8. TRADE AND OTHER ACCOUNTS RECEIVABLES, NET (Details 2) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Change in the Consolidated Provision for bad debt
Beginning balance	$ 1,461,791	$ 1,359,176	$ 1,684,102
Constitution of allowance	597,592	655,748	1,614,358
Write-offs	(576,499)	(529,252)	(1,909,734)
Exchange rate difference	(3,944)	(23,881)	(29,550)
Ending balance	$ 1,478,940	$ 1,461,791	$ 1,359,176